UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2016
THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2016, the Compensation and Benefits Committee (the "Committee") of the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) approved compensation adjustments for Amit Zukerman.
Offer Letter with Mr. Zukerman
In connection with these adjustments, the Company and Mr. Zukerman entered into an offer letter, dated July 28, 2016, which provides for the following compensation and benefits:

Annual Base Salary	$600,000
Expatriate Allowance:	Continuation of expatriate allowance through December 31, 2016. Beginning January 1, 2017, Mr. Zukerman will no longer receive an expatriate allowance.
Annual Bonus
Continued participation in the Key Employees Incentive Plan (“KEIP”) with a target award opportunity of 90% of base salary (effective for the full year 2016), with the actual payout ranging from 0% to 200% of target, subject to a maximum of 180% of base salary.

Long-Term Incentive Awards	Target 2017 long-term incentive opportunity of $1,250,000, subject to approval in February 2017 by the Committee.
Promotion Equity Awards
On July 28, 2016, Mr. Zukerman was granted the following equity awards:
•    An award of performance-based stock options to purchase 95,907 shares of Company common stock, which will be eligible to vest on July 28, 2019, with 1/3 vesting on that date if the stock price has attained a 15-trading day average closing price of each of 125%, 150% and 160% of the grant date price between the grant date and the vesting date, subject to continued employment through the vesting date (or an earlier qualifying termination of employment).
•    An award of restricted stock units with respect to 19,841 shares of Company common stock, which will be eligible to vest on July 28, 2019, subject to the Company realizing positive non-GAAP income from continuing operations for the period commencing on July 1, 2016 and ending on June 30, 2017, and continued service through the vesting date (or an earlier qualifying termination of employment).

Tax Preparation and Filing	The company will pay for tax preparation and filing services for Switzerland and U.S. income tax returns up to a maximum amount of $25,000.

The foregoing summary of Mr. Zukerman’s offer letter is qualified in its entirety by reference to the full text thereof, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.		Financial Statements and Exhibits

(d)	Exhibits

	10.1	Offer Letter, dated July 28, 2016, between The Brink’s Company and Amit Zukerman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: July 29, 2016	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Offer Letter, dated July 28, 2016, between The Brink’s Company and Amit Zukerman

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